December 15, 2000 PROSPECTUS www.kineticsfunds.com

                             [LOGO] The ENERGY Fund

                     A series of Kinetics Mutual Funds, Inc.

                       [LOGO] Kinetics Mutual Funds, Inc.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                TABLE OF CONTENTS

The Energy Fund................................................................2
Main Risks of Investing in the Fund............................................5
Management of the Fund and the Portfolio.......................................7
Valuation of Fund Shares.......................................................8
How to Purchase Shares.........................................................9
How to Redeem Shares..........................................................10
Exchange Privilege............................................................12
Distributions and Taxes.......................................................12
Distribution of Shares........................................................13
Unique Characteristics of Master/Feeder Fund Structure........................13
Counsel and Independent Auditors..............................................14
Financial Highlights..........................................................14


[LOGO] Kinetics Mutual Funds, Inc.

 PROSPECTUS
 This Prospectus provides vital information about the Fund. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

 INVESTMENT ADVISER
 Kinetics Asset Management, Inc.



 MINIMUM INITIAL INVESTMENT
 $1,000

 DECEMBER 15, 2000



OVERVIEW

THE ENERGY FUND (the "Fund") is a no-load, non-diversified investment company. Unlike many other investment companies which directly acquire and manage their own portfolios of securities, the Fund seeks its investment objective by investing all of its investable assets in The Energy Portfolio a series of Kinetics Portfolios Trust, a Delaware business trust (the "Portfolio"). The Portfolio invests primarily in the equity securities of domestic and foreign companies engaged in the field of energy generation, exploration, distribution, equipment development and a range of alternative energy-related disciplines. The Portfolio is no-load, non-diversified investment company with investment objectives and strategies identical to that of the Fund. Investors should carefully consider this investment approach. For additional information regarding this investment structure, see "Unique Characteristics of Master/Feeder Fund Structure" on page 13.

The Statement of Additional Information contains more information about the Fund and the types of securities in which it may invest.

WHO MAY WANT TO INVEST

The Fund may be appropriate for investors who:

o    wish to invest for the long term

o    want to diversify their portfolios

o want to allocate some portion of their long-term investments to growth equity investing

o    are willing to accept the volatility associated with equity investing


THE ENERGY FUND

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital. The Fund seeks to obtain current income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stocks, convertible securities, warrants and other equity securities having the characteristics of common stocks, such as American Depositary Receipts ("ADRs") and International Depositary Receipts ("IDRs"), of domestic and foreign companies engaged in the field of energy generation, exploration, distribution, equipment development and a range of alternative energy-related research and technologies. The investment adviser believes that the field of energy offers unique investment opportunities because of increasing demand and developing scarcities of traditional energy sources.

Portfolio securities will be selected by the investment adviser from companies that are engaged in the development, refinement, distribution and exploration of energy resources, and the development of alternative energy resources and technologies. These companies may be large, medium or small in size if, in the investment adviser's opinion, they meet the Portfolio's investment criteria. Such companies include, but are not limited to, the following:

o    Fossil fuel providers and explorers.

o    Alternative energy research and development, and commercialization firms.

o    Energy infrastructure builders.

o    Independent energy providers.

The investment adviser selects portfolio securities by evaluating a company's positioning and business model as well as its ability to grow and expand or achieve a competitive advantage in cost/profitability and brand image in the energy field. The investment adviser also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the investment adviser looks at the amount of capital a company spends on research and development. The investment adviser believes that dollars invested in research and development today frequently have significant bearing on future growth.

TEMPORARY INVESTMENTS
To respond to adverse market, economic, political or other conditions, the Portfolio may invest up to 100% of its assets in high quality U.S. short-term debt securities and money market instruments. The Portfolio may invest up to 35% of its assets in these securities to maintain liquidity. Some of these short-term instruments include:

o    commercial paper

o    certificates of deposit, demand and time deposits and banker's acceptance

o    U.S. Government securities (i.e., U.S. Treasury obligations)

o    repurchase agreements

To the extent that the Portfolio engages in a temporary, defensive strategy, the Portfolio and therefore, the Fund, may not achieve its investment objective.

FUND STRUCTURE
The Portfolio has investment objectives identical to that of the Fund. The Fund may withdraw its investment from the Portfolio at any time if the Board of Directors of the Company determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Directors will consider what action might be taken, including investing all of the Fund's investable assets in another pooled investment entity having substantially the same objective and strategies as the Fund or retaining an investment adviser including, the current investment adviser, to manage the Fund's assets directly.

PRINCIPAL RISKS OF INVESTMENT
Investing in common stocks has inherent risks that could cause you to lose money. The principal risks of investing in the Fund and indirectly the Portfolio are listed below and could adversely affect the net asset value, total return and the value of the Fund, Portfolio and your investment.

o STOCK MARKET RISKS: Stock mutual funds are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Portfolio is likely to decline in value and you could lose money on your investment.

o STOCK SELECTION RISKS: The portfolio securities selected by the investment adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Portfolio's investment objectives.

o LIQUIDITY RISKS: The investment adviser may not be able to sell portfolio securities at an optimal time or price.


o INDUSTRY RISKS: Mutual funds that invest in a particular industry carry a risk that a group of industry-related stocks will decline in price due to industry specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react comparably to industry specific market or economic developments. Because the Fund concentrates its investments in the energy industry, its securities are subject to greater volatility compared to a fund that does not concentrate its investments.


o ENERGY INDUSTRY SPECIFIC RISKS: Companies that conduct business in the energy industry or derive a substantial portion of their revenues from energy-related activities in general are subject to changes in market supply and demand for energy commodities and rates of change in the technology for alternative energy sources which is generally higher than that of other industries.

o SMALL AND MEDIUM-SIZE COMPANY RISKS: The Portfolio may invest in the equity securities of small, medium and large-size companies. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Portfolio's assets.

o FOREIGN SECURITIES RISKS: The Portfolio may invest in foreign securities, which can carry higher returns but involve more risks than those associated with domestic investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

o NON-DIVERSIFICATION RISKS: As a non-diversified investment company, more of the Portfolio's assets may be concentrated in the common stock of any single issuer, which may make the value of the Portfolio's shares and therefore, the Fund's shares, more susceptible to certain risks than shares of a diversified mutual fund.

o OPTION TRANSACTION RISKS: The Portfolio may write and sell options on securities in which it invests for hedging purposes and/or direct investment. Options contain certain special risks including the imperfect correlation between the value of the option and the value of the underlying asset.

FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. These fees and expenses are described in the table below and are further explained in the example that follows.

FEE TABLE1

SHAREHOLDER TRANSACTION EXPENSES2 (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                           None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)   None
Maximum Sales Charge (Load) on Reinvested Dividends                        None
Redemption Fee (as a percentage of amount redeemed, if applicable)         None
Exchange Fee3                                                              None
Maximum Account Fee4                                                       None

ESTIMATED ANNUAL OPERATING EXPENSES (expenses deducted from Fund assets)

Management Fees5                                                           1.25%
Distribution (Rule 12b-1) Fees                                             None
Other Expenses                                                             0.75%
Total Annual Fund Operating Expenses                                       2.00%

1. This fee table reflects the aggregate expenses of the Fund and the Portfolio.
2. Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks and exchanges executed by telephone between the Fund and any other series of Kinetics Mutual Funds, Inc.

3. The Fund's Transfer Agent charges a $5 transaction fee to shareholder accounts for telephone exchanges between any two series of Kinetics Mutual Funds, Inc. The Transfer Agent does not charge a transaction fee for written exchange requests.

4. IRA accounts are assessed a $12.50 annual fee.
5. The management fees paid by the Fund reflect the fees paid by the Fund and the Portfolio for investment advisory services.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

                           1 YEAR      3 YEARS
                            $203         $627


MAIN RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks that may apply to the Fund.

INVESTING IN MUTUAL FUNDS
All mutual funds carry risks that may cause you to lose money on your investment in the Fund. In general, the risks associated with the use of the Master/Feeder Fund Structure and the risks associated with your investment in the Fund are substantially identical to the risks associated with the Fund's investment in the Portfolio. The following describes the primary risks to the Fund and the Portfolio based on the specific investment objective and strategies shared by the Fund and the Portfolio. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither the Fund nor the Portfolio can give any assurance that its investment objective will be achieved.

MARKET RISK
The net asset value of the Portfolio will fluctuate based on changes in the value of its underlying portfolio. The stock market is generally susceptible to volatile fluctuations in market price. Market prices of securities in which the Portfolio invests may be adversely affected by an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. The value of the securities held by the Portfolio is also subject to the risk that a specific segment of the stock market does not perform as well as the overall market. Under any of these circumstances, the value of the Portfolio's shares and total return will fluctuate, and your investment in the Fund may be worth more or less than your original cost when you redeem your shares.

ENERGY INDUSTRY SPECIFIC RISKS
The value of the Portfolio's shares will be susceptible to factors affecting the energy industry, such as volatile market supply and demand conditions and changes in domestic government policies which may have a material effect on the products and services of this industry. Furthermore, securities of companies in this industry tend to be more volatile than securities of companies in other industries. Competitive pressures and changing demand may have a significant effect on the financial condition of energy-related companies. Alternative energy-related companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence. The occurrence of any of these factors, individually or collectively, may adversely affect the value of the Portfolio's shares and your investment in the Fund.

OTHER SECURITIES A PORTFOLIO MIGHT PURCHASE
Under normal market conditions, the Portfolio invests at least 65% of its total assets in equity securities, consisting of common stocks, convertible securities, warrants and securities having the characteristics of common stocks. If the investment adviser believes that market conditions warrant a temporary defensive posture, the Portfolio may invest without limitation in high quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include commercial paper, certificates of deposit, bankers' acceptances, and U.S. Government securities and repurchase agreements.

SECURITIES LENDING
The Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements, amounting to no more than 33 1/3% of its assets. Repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. These transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from recovering the collateral. In the event that the original seller defaults on its obligation to repurchase, the Portfolio will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Portfolio forced to sell such collateral in this manner would suffer a loss.

NON-DIVERSIFICATION
The Portfolio is classified as "non-diversified" under federal securities laws which means that one-half of the Portfolio's assets may be invested in two or more stocks while the other half is spread out among various investments not exceeding 5% of the Portfolio's total assets. As a result of its non-diversified status, the Portfolio's shares may be more susceptible to adverse changes in the value of the securities of a particular company than would be the shares of a diversified investment company.

INVESTMENT IN SMALL AND MEDIUM-SIZE COMPANIES
The Portfolio may invest in small or medium-size companies. Accordingly, the Portfolio may be subject to the additional risks associated with investment in companies with small or medium-size capital structures (generally a market capitalization of $5 billion or less). The market prices of the securities of such companies tend to be more volatile than those of larger companies. Further, these securities tend to trade at a lower volume than those of larger, more established companies. If the Portfolio is heavily invested in these securities and the value of these securities suddenly decline, the net asset value of the Portfolio and your investment in the Fund will be more susceptible to significant losses.

FOREIGN SECURITIES
Investing in foreign securities can carry higher returns than those generally associated with domestic investments. However, foreign securities may be substantially riskier than domestic investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position. Furthermore, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protective measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. The Portfolio may be required to obtain prior governmental approval for foreign investments in some countries under certain circumstances. Governments may require approval to invest in certain issuers or industries deemed sensitive to national interests, and the extent of foreign investment in certain debt and equity securities may be subject to limitation. Individual companies may also limit foreign ownership to prevent, among other things, violation of foreign investment limitations.

Some foreign investments may risk being subject to repatriation controls that could render such securities illiquid. Other countries might undergo nationalization, expropriation, political changes, governmental regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Fund's investments in those countries. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

PORTFOLIO BORROWING
The Portfolio may leverage up to 5% of its assets to fund investment activities or to achieve higher returns. The Portfolio may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. To reduce its indebtedness, the Portfolio may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by the Portfolio on borrowed funds would decrease the net earnings of both the Portfolio and your investment in the Fund.

DERIVATIVES RISK
The Portfolio may invest in derivatives such as options and futures. The successful use of these investment practices depends on the portfolio manager's ability to correctly forecast stock price movements and/or currency exchange rate movements. Should stock prices or exchange rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the transactions, or may realize losses, and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Portfolio's ability to dispose of its positions in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (1) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (2) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively. In addition, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

MANAGEMENT OF THE FUND AND THE PORTFOLIO

INVESTMENT ADVISER
The Portfolio's investment adviser is Kinetics Asset Management, Inc. ("Kinetics" or the "investment adviser"), 1311 Mamaroneck Avenue, Suite 130, White Plains, New York, 10605. Founded in 1996, Kinetics provides investment advisory services to a family of eleven 100% no-load mutual funds with discretionary management authority over approximately $1.17 billion in assets at December 31, 1999. The investment adviser conducts investment research and supervision for the Portfolio and is responsible for the purchase and sale of securities for the Portfolio's assets. The investment adviser receives an annual fee from the Portfolio for its services of 1.25% of the Portfolio's average daily net assets. The investment adviser has entered into a Research Agreement with Horizon Asset Management, Inc. ("Horizon Asset Management"), a New York based investment management and research firm, for which it is responsible for the payment of all fees owing to Horizon Asset Managment.

Steven R. Samson is the President and Chief Executive Officer of Kinetics. Mr. Samson has more than 24 years experience in the mutual fund and financial services industries. Lee Schultheis is the Chief Operating Officer of Kinetics. Mr. Schultheis has more than 22 years of experience in the mutual fund and financial services industries.


PORTFOLIO MANAGERS
PETER B. DOYLE is the Chief Investment Strategist for the Portfolio. He is primarily responsible for the day-to-day management of the Portfolio's assets and securities. In early 1996, Mr. Doyle co-founded Kinetics, the investment adviser to the Portfolio. Previously, Mr. Doyle co-founded and has been a Managing Director of Horizon Asset Management. From 1988 through late 1994, Mr. Doyle was an Investment Officer in Bankers Trust Company's Investment Services Group, where he was responsible for managing approximately $250 million in assets. During his tenure at Bankers Trust Company, Mr. Doyle served on the Finance and Utility research sub-groups. Mr. Doyle holds a Bachelor of Science in Economics from St. John's University and a Masters of Business Administration from Fordham University.

BRUCE P. ABEL is Co-Portfolio Manager of the Portfolio. Mr. Abel's primary duties include research and analysis of developing scientific technologies and innovations in the energy and alternative-energy industries. Prior to joining Kinetics in 1999, Mr. Abel was employed with Brookhaven National Laboratory since 1989 where he worked researching, developing and implementing technical and scientific programs and systems in the areas of nuclear physics, computer programming, and industrial design. During that time, Mr. Abel was also a freelance writer for Academic Science News and Review, researching, reporting, and providing scholarly analysis and insight on a myriad of issues and developments in the fields of science and technology. Mr. Abel has over ten years experience in the fields of science, chemistry, physics, and engineering. Mr. Abel holds a Masters Degree in Mechanical Engineering with an emphasis on Nuclear Engineering, and has also studied extensively in the areas of Applied Mathematics, Hydrodynamics, Aerodynamics, and Physics.

VALUATION OF FUND SHARES

Shares of the Fund are sold at net asset value per share ("NAV"), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (the "Exchange") is open for unrestricted business. Purchase and redemption requests are priced at the next NAV calculated after receipt of a completed purchase or redemption request. The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily. The NAV of the Portfolio is calculated in an identical manner as that of the Fund.

The Portfolio's securities are valued each day at the last quoted sales price on the securities' principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Trust's Board of Trustees. The Portfolio may use independent pricing services to assist in calculating the NAV of the Portfolio's shares.

TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times when the Exchange is closed. In computing the NAV of the Fund and Portfolio, the investment adviser values foreign securities held by the Portfolio at the latest closing price on the exchange on which they are traded immediately prior to the closing of the Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the Exchange. If such events materially affect the value of the Portfolio's securities, these securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees.


HOW TO PURCHASE SHARES

IN GENERAL
Shares of the Fund are sold at NAV, without a sales charge, and will be credited to a shareholder's account at the NAV next computed after an order is received. The minimum initial investment for both regular accounts and individual retirement accounts is $1,000. The minimum subsequent investment for both types of accounts is $100. The Fund reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so. A service fee of $25.00 will be deducted from a shareholder's Fund account for any purchases that do not clear due to insufficient funds.

INVESTING BY TELEPHONE
If you have completed the Telephone Purchase Authorization section of the New Account Application Form, you may purchase additional shares by telephoning the Fund toll free at (800) 930-3828. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.

The minimum telephone purchase is $100. You may not use telephone transactions for your initial purchase of the Fund's shares.

AUTOMATIC INVESTMENT PLAN
Once an account has been established, you may purchase shares of the Fund through an Automatic Investment Plan ("AIP"). You can have money automatically transferred from your checking, savings or bank money market account on a weekly, bi-weekly, monthly, bi-monthly or quarterly basis.

To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The Fund may modify or terminate the AIP at any time. The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.

PURCHASE BY MAIL
To purchase the Fund's shares by mail, simply complete and sign the enclosed New Account Application Form and mail it, along with a check or money order made payable to: THE ENERGY FUND C/O KINETICS MUTUAL FUNDS, INC., TO:

REGULAR MAIL                              OVERNIGHT OR EXPRESS MAIL
KINETICS MUTUAL FUNDS, INC.               KINETICS MUTUAL FUNDS, INC.
THE ENERGY FUND                           THE ENERGY FUND
c/o Firstar Mutual Fund Services, LLC     c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                              615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                  Milwaukee, WI 53202


PURCHASE BY WIRE
Before wiring any funds please call (800) 930-3828 to notify the Fund that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system. Please use the wiring instructions as follows:

o    Wire to:   Firstar Bank, N.A.
o    ABA Number: 0420-00013
o    Credit:    Firstar Mutual Fund Services, LLC
o    Account:   112-952-137
o    Further Credit:  Kinetics Mutual Funds, Inc.
                      THE ENERGY FUND
                         (Shareholder Name/Account Registration)
                         (Shareholder Account Number)

Immediately send a completed New Account Application Form to the Fund at the above address to have all accurate information recorded to your account.

SUBSEQUENT INVESTMENTS
You may add to your account at any time by purchasing shares by mail, by telephone, or by wire (minimum $100). You must call to notify the Fund at (800) 930-3828 before wiring. A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number.

INDIVIDUAL RETIREMENT ACCOUNTS
You may invest in the Fund by establishing a tax-sheltered individual retirement account. The Fund offers Traditional IRA, Roth IRA, and Educational IRA accounts. For additional information on IRA options, please call (800) 930-3828.

INVESTING THROUGH BROKERS OR AGENTS
You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.

HOW TO REDEEM SHARES

IN GENERAL
You may redeem part or all of the Fund's shares on any business day that the Fund calculates its NAV. To redeem shares, you must contact the Fund either by mail or by phone to place a redemption order. You should request your redemption prior to market close to obtain that day's closing NAV. Redemption requests received after the close of the Exchange will be treated as though received on the next business day.

The Fund will generally mail redeemed proceeds the next business day and, in any event, no later than seven days after the receipt of a redemption request in "good order" (see below). Please note, however, that when a purchase order has been made by check, or ACH purchase, the Fund will not be able to honor your redemption request until the check or ACH purchase has cleared. This may take up to 12 days.

Redemption requests will be sent to the address of record. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed. Signature guarantees can be obtained from banks and securities dealers, BUT NOT FROM A NOTARY PUBLIC. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

WRITTEN REDEMPTION
You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV. Redemption requests in writing should be sent to the Transfer Agent at:

REGULAR MAIL                               OVERNIGHT OR EXPRESS MAIL
KINETICS MUTUAL FUNDS, INC.                KINETICS MUTUAL FUNDS, INC.
THE ENERGY FUND                            THE ENERGY FUND
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
P.O. Box 701                               615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                   Milwaukee, WI 53202

Requests for redemption in "good order" must:

o    indicate the name of the Fund,

o be signed exactly as the shares are registered, including the signature of each owner,

o    specify the number of shares or dollar amount to be redeemed,

o    indicate your account registration number, and

o    include your social security number or tax identification number.


TELEPHONE REDEMPTION
If you are authorized to perform telephone transactions (either through your New Account Application Form or by subsequent arrangement in writing with the Fund) you may redeem shares in any amount, but not less than $100, by instructing the Fund by phone at (800) 930-3828. A signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

o    that you correctly state your Fund account number
o    the name in which your account is registered
o the social security or tax identification number under which the account is registered
o    the address of the account holder, as stated in the New Account Application
     Form

WIRE REDEMPTION

Wire transfers may be arranged to redeem shares. However, the transfer agent charges a $15 fee per wire redemption against your account for this service. The minimum wire redemption amount is $100.


SYSTEMATIC WITHDRAWAL PLAN
If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Systematic Withdrawal Plan allows you to make automatic withdrawals from your account at regular intervals. Money will be transferred from your Fund account to the account you chose at the interval you select on the New Account Application Form. If you expect to purchase additional shares of the Fund, it may not be to your advantage to participate in the Systematic Withdrawal Plan because of the possible adverse tax consequences of making contemporaneous purchases and redemptions.

THE FUNDS' RIGHT TO REDEEM AN ACCOUNT
The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $500, other than as a result of a decline in the NAV of the Fund or unless the shareholder is an active participant in the AIP. The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder's account.

IRA REDEMPTION
If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

EXCHANGE PRIVILEGE
You can exchange your shares in the Fund for shares of any other fund offered by the Company. If the exchange is requested via telephone, a $5 per exchange transaction cost will be assessed. You should carefully read the prospectus of a fund before exchanging shares into that fund. Be advised that exercising the exchange privilege consists of two transactions: a sale of shares in one fund and the purchase of shares in another. Further, exchanges may have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise. You should request your exchange prior to market close to obtain that day's closing NAV. Exchange requests received after the close of the Exchange will be treated as though received on the next business day.

Call (800) 930-3828 to learn more about the other mutual funds offered by the Company and about exercising your exchange privilege.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS
Distributions (whether treated for tax purposes as ordinary income or long-term capital gains) to shareholders of the Fund are generally paid in additional shares of the Fund, with no sales charge, based on the Fund's NAV as of the close of business on the record date for such distributions. However, you may elect on the New Account Application Form to receive distributions as follows:

Option 1: To receive income dividends and capital gain distributions in additional Fund shares, or

Option 2: To receive all income dividends and capital gain distributions in cash.

The Fund intends to pay any dividends from investment company taxable income and distributions representing capital gain at least annually, usually in December. The Fund will advise each shareholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the shareholder during the calendar year.

If you select or Option 2 and the U.S. Postal Service cannot deliver your distribution checks, or if your distribution checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then current NAV of the Fund and your election will be converted to the purchase of additional shares.

TAXES
The Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund will generally be relieved of Federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) distributed to shareholders. Amounts not distributed on a timely basis in accordance with a calendar distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as though paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions from investment company taxable income are taxable to shareholders as ordinary income. Distributions of net capital gains designated by the Fund as long-term capital gains dividends are taxable as long-term capital gains regardless of the length of time a shareholder may have held shares of the Fund. The tax treatment of distributions treated as ordinary income or capital gains will be the same whether the shareholder reinvests the distributions in additional shares or elects to receive such distributions in cash. Shareholders will be notified each year of the amounts and nature of dividends and distributions, including the amount (if any) for that year that has been designated as capital gains distributions. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

An exchange is not a tax-free transaction. An exchange of shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for Federal income tax purposes and you will realize a capital gain or loss.

On the New Account Application Form, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold 31% of any dividend and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

DISTRIBUTION OF SHARES

DISTRIBUTOR
Kinetics Funds Distributor, Inc., an affiliate of Kinetics, 1311 Mamaroneck Avenue, Suite 130, White Plains, New York, 10605, is the distributor for the shares of the Fund. Kinetics Funds Distributor, Inc. is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of the Fund are offered on a continuous basis.


SHAREHOLDER SERVICING AGENT
Kinetics is responsible for paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. These agents have written shareholder servicing agreements with Kinetics and perform these functions on behalf of their clients who own shares of the Funds. For this service, Kinetics receives an annual shareholder-servicing fee from the Fund equal to 0.25% of the Fund's average daily net assets.

FUND ADMINISTRATOR
Kinetics also serves as Administrator to the Fund and the Portfolio. Kinetics will be entitled to receive an annual administration fee equal to the total of 0.05% of the Fund's average daily net assets and 0.10% of the Portfolio's. Out of these fees, Kinetics will be responsible for the payment of a portion of such fees to Firstar Mutual Fund Services, LLC ("Firstar") for certain sub-administrative services rendered to the Fund and the Portfolio by Firstar.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND FUND ACCOUNTANT Firstar Bank, N.A. serves as Custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. Firstar, the Fund's Sub-Administrator, also acts as the Fund's Transfer Agent, Dividend Disbursing Agent and Fund Accountant.

UNIQUE CHARACTERISTICS OF MASTER/FEEDER FUND STRUCTURE

Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund invests all of its investable assets in the Portfolio, a separately registered investment company. The Portfolio, in turn, invests in securities, using the strategies described in this prospectus.

In addition to selling a beneficial interest to the Fund, the Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in the Portfolio on the same terms and conditions as the Fund and would pay a proportionate share of the Portfolio's expenses. However, other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences would result in differences in returns experienced by the other investors who hold shares of the Portfolio. Such differences in return are also present in other mutual fund structures.

Smaller funds investing in the Portfolio could be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large feeder fund were to withdraw from the Portfolio, the remaining funds might experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio could become less diverse, resulting in increased portfolio risk. However, the possibility also exists for traditionally structured funds that have large or institutional investors. Investors with a greater pro rata ownership in the Portfolio could have effective voting control of the Portfolio.

Certain changes in the Portfolio's objectives, policies or restrictions might require the Company to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Fund could incur brokerage fees or other transaction costs if it converts such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

The Company's Board of Directors retains its right to withdraw the Fund's investments from the Portfolio at any time if the Board of Directors determines that such withdrawal would be in the best interest of the Fund's shareholders. The Fund would then resume investing directly in individual securities of other issuers .

The SAI contains more information about the Fund and the Portfolio, the Master/Feeder Fund Structure and the types of securities in which the Portfolio may invest.

COUNSEL AND INDEPENDENT AUDITORS

Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Spitzer & Feldman P.C., 405 Park Avenue, New York, New York 10022. PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, has been selected as independent auditors for the Fund for the year ending December 31, 2000.

FINANCIAL HIGHLIGHTS OF THE  FUND

The Fund has no historical performance as it has recently commenced operations.


KINETICS MUTUAL FUNDS, INC.

THE ENERGY FUND

Investment Adviser,                   KINETICS ASSET MANAGEMENT, INC.
Administrator,                        1311 MAMARONECK AVENUE
and Shareholder Servicing Agent       WHITE PLAINS, NY 10605

Legal Counsel                         SPITZER & FELDMAN P.C.
                                      405 PARK AVENUE
                                      NEW YORK, NY 10022

Independent Auditors                  PRICEWATERHOUSECOOPERS LLP
                                      100 EAST WISCONSIN AVENUE, SUITE 1500
                                      MILWAUKEE, WI  53202

Transfer Agent, Fund Accountant,      FIRSTAR MUTUAL FUND SERVICES, LLC
and Sub-Administrator                 615 EAST MICHIGAN STREET
                                      MILWAUKEE, WI 53202

Custodian                             FIRSTAR BANK, N.A.
                                      615 EAST MICHIGAN STREET
                                      MILWAUKEE, WI 53202

You may obtain the following and other information on the Fund free of charge:

Statements of Additional Information (SAI) dated December 15, 2000
The SAI of the Fund provides more details about the Fund's policies and management. The Fund's SAI is incorporated by reference into this Prospectus and legally made a part of this Prospectus.

Annual and Semi-Annual Report

The annual and semi-annual reports for the Fund provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance during the last fiscal year.

To receive any of these documents or a prospectus of Kinetics Mutual Funds, to request additional information about Kinetics Mutual Funds, or to make shareholder inquires, please contact us.

By Telephone:                             By Internet:
(800) 930-3828                            HTTP://WWW.KINETICSFUNDS.COM

By Mail:
KINETICS MUTUAL FUNDS, INC.
C/O FIRSTAR MUTUAL FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701

SEC:
You may review and obtain copies of Kinetics Mutual Funds, Inc. information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at HTTP://WWW.SEC.GOV. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

                                                     1940 Act File No. 811-09303



                           KINETICS MUTUAL FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 15, 2000

                                    The Energy Fund

The Energy Fund (the "Fund") is a series of Kinetics Mutual Funds, Inc., a master/feeder fund structure. The Fund is a feeder fund to the Energy Portfolio (the "Portfolio"), a series of the Kinetics Portfolios Trust. Unlike many other investment companies which directly acquire and manage their own portfolios of securities, the Fund seeks its investment objective by investing all of its investable assets in its Portfolio. The Portfolio is an open-end, non-diversified investment company with investment objectives, strategies and policies that are substantially identical to those of its feeder Fund.

This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus date December 15, 2000, as supplemented and amended from time to time, which is incorporated hereto by reference. To obtain a copy of the Prospectus, please write or call the Fund at the address or telephone number below. To obtain a copy of the Prospectus and SAI of the Portfolio dated December 15, 2000 providing general information about the Portfolio, which is incorporated hereto by reference, please write or call the Portfolio at the address or telephone number shown below.

KINETICS MUTUAL FUNDS, INC.
C/O FIRSTAR MUTUAL FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI  53201-0701
PHONE: (800) 930-3828


                                TABLE OF CONTENTS

GENERAL INFORMATION ABOUT KINETICS MUTUAL FUNDS, INC..........................1
INVESTMENT RESTRICTIONS.......................................................2
INVESTMENT POLICIES AND ASSOCIATED RISKS......................................3
TEMPORARY INVESTMENTS.........................................................10
PORTFOLIO TURNOVER............................................................10
MANAGEMENT OF THE FUND AND THE PORTFOLIO......................................10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................13
INVESTMENT ADVISERS...........................................................13
SHAREHOLDER SERVICING.........................................................14
ADMINISTRATIVE SERVICES.......................................................14
DISTRIBUTOR...................................................................14
CUSTODIAN.....................................................................15
VALUATION OF SHARES...........................................................15
PURCHASING SHARES.............................................................16
REDEMPTION OF SHARES..........................................................16
BROKERAGE.....................................................................17
TAXES.........................................................................18
PERFORMANCE INFORMATION.......................................................19
INDEPENDENT AUDITORS..........................................................21
FINANCIAL STATEMENTS..........................................................21
APPENDIX......................................................................22


GENERAL INFORMATION ABOUT KINETICS MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

Kinetics Mutual Funds, Inc. (the "Company") is a Maryland corporation, established on March 26, 1999. The Company is comprised of several series of mutual funds, all of which are open-end investment companies. Kinetics Portfolios Trust (the "Trust") is a Delaware business trust, established on March 14, 2000. The Trust is comprised of several series of mutual funds, all of which are open-end investment companies with investment objectives and strategies identical to that of the individual funds of the Company. The Fund and Portfolio are set up in a master/feeder fund structure where Fund is a "feeder" fund that invests all of its investable assets in its corresponding "master" Portfolio. The principal business office for the Company and the Trust is located at 1311 Mamaroneck Avenue, White Plains, New York, 10605.

CAPITALIZATION

The authorized capitalization of the Company consists of 1 billion shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable. Each holder of common stock has one vote for each share held. Voting rights are non-cumulative.

The authorized capitalization of the Trust consists of an unlimited number of beneficial interests with no par value. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Portfolio. All shares issued are fully paid and non-assessable. Each holder of beneficial interest has one vote for each share held. Voting rights are non-cumulative.

The Company and the Trust each currently consist of 11 series, 10 of which are discussed in a separate prospectus and SAI.

MASTER/FEEDER FUND STRUCTURE

Unlike other mutual funds that directly acquire and manage their own portfolio securities, the Fund invests all of their investable assets in the Portfolio. Accordingly, a shareholder's interest in the Portfolio underlying investment securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio could also sell beneficial interests to other mutual funds or institutional investors. Such investors would invest in the Portfolio on the same terms and conditions and would pay a proportionate share of the Portfolio's expenses. However, other mutual fund or institutional investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, and might bear different levels of ongoing expenses than the Fund. Shareholders of the Fund should be aware that these differences would result in differences in returns experienced by the different mutual funds or institutional investors of the Portfolio. Such differences in return are also present in other mutual fund structures. In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in the Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund's current operational structure. The Master/Feeder Fund Structure may also allow the Fund to stabilize its expenses and achieve certain operational efficiencies. No assurance can be given, however, that the Master/Feeder Fund Structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

The Fund's methods of operation and shareholder services are not materially affected by its investment in the Portfolio, except that the assets of the Fund are managed as part of a larger pool of assets. Since the Fund invests all of its assets in the Portfolio, it holds only beneficial interests in the Portfolio; the Portfolio invest directly in individual securities of other issuers. The Fund otherwise continues its normal operation. The Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

Certain changes in the Portfolio's objective, policies and/or restrictions may require the Company to withdraw the Fund's interest in the Portfolio. Any withdrawal could result in a distribution in-kind of portfolio securities (as opposed to a cash distribution) from the Portfolio. The Company's Board of Directors retains its right to withdraw any of the Fund's investments from the Portfolio at any time it determines that such withdrawal would be in the best interest of the Fund's shareholders. The Fund would then resume investing directly in individual securities of other issuers or invest in another portfolio of the Trust.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. However, this possibility also exists for traditionally structured funds that have large or institutional investors.

Funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Company is requested to vote on matters pertaining to the Portfolio, the Company will hold a meeting of shareholders of the Fund and will cast all of its votes in the Portfolio in the same proportion as the Fund's shareholders. Shares of the Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which instructions are received.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
Unless otherwise noted, the Fund and the Portfolio have adopted and are subject to substantially identical fundamental investment restrictions. The investment restrictions of the Fund may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities. The investment restrictions of the Portfolio may be changed only with the approval of the holders of a majority of the Portfolio's outstanding voting securities. As used in this SAI, "a majority of the Fund's (or Portfolio's) outstanding voting securities" means the lesser of (1) 67% of the shares of common stock/beneficial interest of the Fund/Portfolio represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of common stock/beneficial interest of the Fund/Portfolio.

1.   The Fund will not act as underwriter for securities of other issuers.

2.   The Fund will not make loans.

3. With respect to 50% of its total assets, the Fund will not invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer. This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

4. The Fund will not borrow money or pledge, mortgage, or hypothecate its assets except to facilitate redemption requests that might otherwise require the untimely disposition of portfolio securities and then only from banks and in amounts not exceeding the lesser of 10% of their total assets valued at cost or 5% of its total assets valued at market at the time of such borrowing, pledge, mortgage, or hypothecation and except that the Fund may enter into futures contracts and related options.

5. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, restricted securities, and other securities for which market quotations are not readily available. This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

6. The Fund will not invest in the securities of any one industry except in domestic and foreign companies engaged in the field of energy generation, exploration of energy resources, refinement, distribution, equipment development and a range of alternative energy-related research and technologies, with the exception of securities issued or guaranteed by the U.S. Government, its agencies, and instrumentality's, if as a result, more than 20% of the Fund's total assets would be invested in the securities of such industry. Except during temporary defensive periods, not less than 65% of the Fund's total assets will be invested in the securities of companies engaged in the field of energy generation, exploration of energy resources, refinement, distribution, equipment development and a range of alternative energy-related research and technologies. This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in the Portfolio.

7. The Fund will not purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs or real estate except that the Funds may purchase and sell securities of companies that deal in oil, gas, or mineral exploration or development programs or interests therein.

8.   The Fund will not issue senior securities.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the portfolio securities held by the Portfolio will not constitute a violation of such limitation. However, in the event that the Portfolio's portfolio holdings in illiquid securities reach 15% of the value of its net assets, the Adviser is authorized by the Board of Directors to make such adjustments as necessary to reduce the holdings of illiquid securities to comply with the guidelines of paragraph number 5 above.

INVESTMENT POLICIES AND ASSOCIATED RISKS
--------------------------------------------------------------------------------

The Fund's and the Portfolio's investment policies and risks are substantially identical. The following paragraphs provide a more detailed description of the investment policies and risks of the Fund's and Portfolio's investment policies and risks identified in the Prospectus. Unless otherwise noted, the policies described in this SAI pertain to the Fund and the Portfolio. Furthermore, unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Directors of the Fund and the Board of Trustees of the Trust, respectively.

COMMON AND PREFERRED STOCK


Common stocks are units of ownership of a corporation. Preferred stocks are stocks that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.


CONVERTIBLE DEBT SECURITIES

The Portfolio may invest in debt securities convertible into common stocks. Debt purchased by the Portfolio will consist of obligations of medium-grade or higher, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by S&P, or Baa or higher by Moody's. Convertible debt obligations will be rated B or higher by S&P or B or higher by Moody's. Securities rated Baa by Moody's are considered by Moody's to be medium-grade securities and have adequate capacity to pay principal and interest. Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Securities rated B are referred to as "high-risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. See "Appendix" to this Statement of Additional Information for a description of debt security ratings.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Portfolio may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. While the Portfolio will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, the Portfolio may sometimes sell such a security prior to the settlement date.

The Portfolio may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

RESTRICTED AND ILLIQUID SECURITIES

The Portfolio may invest in a limited amount of restricted securities. Restricted securities are securities that are thinly traded or whose resale is restricted by federal securities laws. Restricted securities are any securities in which the Portfolio may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws.

FIXED-INCOME SECURITIES

The fixed-income securities in which the Portfolio may invest are generally subject to two kinds of risk: credit risk and market risk.

CREDIT RISK relates to the ability of the issuer to meet interest and principal payments, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Portfolio assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, will also increase the credit risk to which those assets are subject.

MARKET RISK relates to the fact that the market values of securities in which the Portfolio may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium- and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wilder fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the Portfolio's purchase of the securities. Relying in part on ratings assigned by credit agencies in making investments will not protect the Portfolio from the risk that the fixed-income securities in which the Portfolio invests will decline in value. Credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

At no time will the Portfolio have more than 5% of their respective total assets invested in any fixed-income securities that are unrated or rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase.

DEPOSITARY RECEIPTS. The Portfolio may invest in American Depositary Receipts ("ADRs") or other forms of depositary receipts, such as International Depositary Receipts ("IDRs"). Depositary receipts are typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Investments in these types of securities involve certain inherent risks generally associated with investments in foreign securities, including the following:

         POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

         CURRENCY FLUCTUATIONS. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of an ADR's underlying portfolio securities denominated in that currency. Such changes will affect the Portfolio to the extent that the Portfolio is invested in ADRs comprised of foreign securities.

         TAXES. The interest and dividends payable on certain foreign securities comprising an ADR may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to the Portfolio and that may ultimately be available for distribution to the Portfolio's and Fund's shareholders.

DERIVATIVES

BUYING CALL AND PUT OPTIONS. The Portfolio may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Portfolio intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction cost.

The Portfolio may purchase put options. By buying a put, the Portfolio has the right to sell the security at the exercise price, thus limiting its risk of risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction cost. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

WRITING (SELLING) CALL AND PUT OPTIONS. The Portfolio may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Portfolio is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by the Portfolio give the holder the right to buy the underlying securities from the Portfolio as a stated exercise price. A call option written by the Portfolio is "covered" if the Portfolio own the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio hold a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high grade debt securities in a segregated account with its custodian bank. The Portfolio may purchase securities, which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolio. The Portfolio's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.

As a writer of an option, the Portfolio receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Portfolio to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Thus during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of the loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Portfolio's ability to close out the option it has written.

The Portfolio may write exchange-traded call options on its securities. Call options may be written on portfolio securities indices, or foreign currencies. With respect to securities and foreign currencies, the Portfolio may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Portfolio will own the underlying securities. Call option on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicated the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls bellows the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciated above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Portfolio's ability to close out the option that it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that the Portfolio will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Portfolio to use cash or proceeds from the investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

The Portfolio will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option. Likewise, the Portfolio will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

WRITING OVER-THE-COUNTER ("OTC") OPTIONS. The Portfolio may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price. However, OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information obtained from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, the Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote to option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the Securities and Exchange Commission has often taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Portfolio will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Portfolio.

FUTURES CONTRACTS. The Portfolio may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery or cash, in most cases the Portfolio expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Portfolio will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Portfolio purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin." Thereafter, the Portfolio may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. The Portfolio may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Portfolio's net assets.

To the extent the Portfolio enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

RISKS ASSOCIATED WITH OPTIONS AND FUTURES. Although the Portfolio may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, the Portfolio receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Portfolio's investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Portfolio's investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Portfolio's investment securities may differ substantially from the changes anticipated by the Portfolio when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Portfolio's initial investment in such a contract.

Successful use of futures contracts depends upon the sub-adviser's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the sub-adviser's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Portfolio's strategies for hedging its securities.

TEMPORARY INVESTMENTS
--------------------------------------------------------------------------------

In order to have funds available for redemption and investment opportunities, the Portfolio may also hold a portion of their assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Portfolio will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances purchased by the Portfolio will be guaranteed by U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion. The Portfolio anticipates that not more than 10% of its total assets will be so invested or held in cash at any given time, except when the Portfolio is in a temporary defensive posture.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, both the Fund and the Portfolio must distribute substantially all of their net income to shareholders generally on an annual basis. Thus, the Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Portfolio does not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

The Fund and the Portfolio have not operated long enough to calculate a portfolio turnover rate for one fiscal year.

MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------
BOARD OF DIRECTORS/BOARD OF TRUSTEES

The management and affairs of the Fund and the Portfolio is supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. The Board consists of the same eight individuals, five of whom are not "interested persons" of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Directors are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolio's shareholders and are governed by the laws of the State of Delaware in this regard. Each Board establishes policies for the operation of the Fund and the Portfolio and appoints the officers who conduct the daily business of the Fund and the Portfolio. Officers and Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust and principal occupations over at least the last five years.

-------------------------- --------- ------------------------- ------------------------------------------
NAME AND ADDRESS             AGE        POSITION WITH THE                PRINCIPAL OCCUPATION
                                        COMPANY AND TRUST             DURING THE PAST FIVE YEARS
-------------------------- --------- ------------------------- ------------------------------------------
*Steven R. Samson             46     President & Chairman of   President and CEO, Kinetics Asset
25 Holly Place                       the Boards                Management, Inc. (1999 to Present);
Briarcliff, NY  10510                                          President, The Internet Fund, Inc. (1999
                                                               to Present); Managing Director, Chase
                                                               Manhattan Bank (1993 to 1999).
-------------------------- --------- ------------------------- ------------------------------------------
*Kathleen Campbell            35     Director/Trustee          Attorney, Campbell and Campbell,
68 East Hartsdale Avenue                                       Counselors-at-Law (1995 to Present).
Hartsdale, NY  10530
-------------------------- --------- ------------------------- ------------------------------------------
*Murray Stahl                 47     Director/Trustee          President, Horizon Asset Management, an
30 Haights Cross Road                                          investment adviser (1994 to Present).
Chappaqua, NY  10514
-------------------------- --------- ------------------------- ------------------------------------------
Steven T. Russell             37     Independent               Attorney and Counselor at Law, Steven
146 Fairview Avenue                  Director/Independent      Russell Law Firm (1994 to Present);
Bayport, NY 11705                    Trustee                   Professor of Business Law, Suffolk
                                                               County Community College (1997 to
                                                               Present).
-------------------------- --------- ------------------------- ------------------------------------------
Douglas Cohen, C.P.A.         37     Independent               Wagner, Awerma & Strinberg, LLP
6 Saywood Lane                       Director/Independent      Certified Public Accountant (1997 to
Stonybrook, NY  11790                Trustee                   present); Leon D. Alpern & Co. (1985 to
                                                               1997)
-------------------------- --------- ------------------------- ------------------------------------------
William J. Graham             38     Independent               Attorney, Bracken & Margolin, LLP (1997
856 Hampshire Road                   Director/Independent      to Present).
Bayshore, NY  11706                  Trustee                   Gabor & Gabor (1995 to 1997)

-------------------------- --------- ------------------------- ------------------------------------------
Joseph E. Breslin             46     Independent               Senior Vice President, Marketing &
54 Woodland Drive                    Director/Independent      Sales, IBJ Whitehall Financial Group, a
Rye Brook, NY  10573                 Trustee                   financial services company (1999 to
                                                               Present); formerly President, J.E.
                                                               Breslin & Co., an investment management
                                                               consulting firm (1994 to 1999).
-------------------------- --------- ------------------------- ------------------------------------------
John J. Sullivan              69     Independent               Retired; Senior Advisor, Long Term
31 Hemlock Drive                     Director/Independent      Credit Bank of Japan, Ltd.; Executive
Sleepy Hollow, NY  10591             Trustee                   Vice President, LTCB Trust Company.
-------------------------- --------- ------------------------- ------------------------------------------
Lee W. Schultheis             44     Vice President &          Managing Director & COO of Kinetics
54 Kelsey Ridge Road                 Treasurer of each of      Asset Management (1999 to Present);
Freeport, ME  04032                  the Company and the       President & Director of Business.
                                     Trust                     Development, Vista Fund Distributors,
                                                               Inc. (1995 to 1999); Managing Director,
                                                               Forum Financial Group, a mutual fund
                                                               services company.
-------------------------- --------- ------------------------- ------------------------------------------

* "Interested persons" as defined in the 1940 Act.

COMPENSATION

For their service as Directors of the Company and Trustees of the Trust, the Independent Directors/Independent Trustees receive an aggregate fee of $15,000 per year and $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings. In addition, each committee chairman of the Company and the Trust (such as the Audit Committee or Pricing Committee) receives an additional fee of $5,000 per year for his service as chairman. The "interested persons" who serve as Directors of the Company or Trustees of the Trust receive no compensation for their service as Directors or Trustees. None of the executive officers receive compensation from the Fund or the Portfolio. The following tables provide compensation information for the Directors/Trustees for the year-ended December 31, 1999.

                           KINETICS MUTUAL FUNDS, INC.

                               COMPENSATION TABLE

------------------------ ------------- --------------------- ---------------------- ------------------------
NAME AND POSITION        AGGREGATE     PENSION OR RETIREMENT    ESTIMATED ANNUAL    TOTAL COMPENSATION
                         COMPENSATION  BENEFITS ACCRUED AS      BENEFITS UPON       FROM FUND AND FUND
                         FROM FUNDS    PART OF FUND EXPENSES    RETIREMENT          COMPLEX PAID TO
                                                                                    DIRECTORS**
------------------------ ------------- --------------------- ---------------------- ------------------------
Steven R. Samson*              None             None                 None                    None
Chairman and Director
Kathleen Campbell*             None             None                 None                    None
Director
Murray Stahl***                None             None                 None                   $3,844
Director
Steven T. Russell              None             None                 None                   $5,500
Independent Director
Douglas Cohen, CPA             None             None                 None                   $6,094
Independent Director
William J. Graham              None             None                 None                   $5,500
Independent Director
Joseph E. Breslin              None             None                 None                   $4,500
Independent Director
John J. Sullivan               None             None                 None                   $5,500
Independent Director
------------------------ ------------- --------------------- ---------------------- ------------------------

* "Interested person" as defined under the 1940 Act.

** Includes compensation paid by Kinetics Portfolios Trust.

*** Murray Stahl became an "interested person" of the Fund (as defined under the 1940 Act) as of December 15, 1999. Previous to becoming an interested person, Mr. Stahl received $3,844 as total compensation from the Fund and Fund complex for being an independent director.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of December 1, 2000 (a "principal shareholder"). A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Principal holders are persons that beneficially own 5% or more of a Fund's outstanding shares. As of the date of this SAI, there are no control persons or principal holders of the Fund.

MANAGEMENT OWNERSHIP


As of December 1, 2000, the officers and/or Directors of the Fund as a group own less than 1% of the outstanding shares of the Fund.


INVESTMENT ADVISERS
-------------------------------------------------------------------------------

Kinetics Asset Management, Inc. ("Kinetics" or the "Adviser") is a New York corporation that serves as the investment adviser to the Portfolios. Steven R. Samson is the President and Chief Executive Officer of Kinetics. Mr. Samson has over 24 years experience in the mutual funds and financial services industries. Mr. Lee Schultheis is the Chief Operating Officer of Kinetics and has more than 20 years experience in the mutual funds and financial services industries.

On April 25, 2000, the Board of the Trustees of the Trust, on behalf of the Portfolio, approved a management and advisory contract (the "Agreement") with Kinetics. This Agreement continues on a year-to-year basis provided that specific approval is voted at least annually by the Board of Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting securities of the Portfolio. In either event, it must also be approved by a majority of the trustees of the Portfolio who are neither parties to the Agreement nor "interested persons" as defined in the 1940 Act at a meeting called for the purpose of voting on such approval. The Adviser's investment decisions are made subject to the direction and supervision of the Board of Trustees. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Portfolio's officers and the Trustees.

Under the Agreement, Kinetics furnishes investment advice to the Portfolio by continuously reviewing the portfolio and recommending to the Portfolio to what extent, securities should be purchased or disposed. Pursuant to the Agreement, the Adviser:

(1)  renders research, statistical and advisory services to the Portfolio;
(2) makes specific recommendations based on the Portfolio's investment requirements;
(3) pays the salaries of those of the Portfolio's employees who may be officers or directors or employees of the investment adviser.

ADVISORY FEES

For the above services, the Fund has agreed to pay to Kinetics an annual fee of 1.25% of the Fund's average daily net assets. All fees are computed on the average daily closing net asset value ("NAV") of the Fund and are payable monthly. The fee is higher than the fee paid by most other funds.

Kinetics has also entered into a Research Agreement with Horizon Assets Management, Inc. ("Horizon") for which it is solely responsible for the payment of all fees owing to Horizon.

Fees of the custodian, administrator, fund accountant and transfer agent are paid by the Fund or by the Portfolio or by the Fund and the Portfolio jointly, as more fully described below. The Funds pay all other expenses, including:

o    fees and expenses of directors not affiliated with the Adviser;
o    legal and accounting fees;
o    interest, taxes, and brokerage commissions; and
o    record keeping and the expense of operating its offices.

SHAREHOLDER SERVICING
--------------------------------------------------------------------------------

The Adviser provides shareholder services to the Fund and receives a shareholder servicing fee from the Fund pursuant to a Shareholder Servicing Agreement in an amount equal to 0.25% of the Fund's average daily net assets. The Adviser is responsible for paying a portion of these shareholder servicing fees to various shareholder servicing agents which have a written shareholder servicing agreement with the Adviser and which perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Funds.

ADMINISTRATIVE SERVICES
--------------------------------------------------------------------------------

Kinetics also serves as Administrator of the Fund and the Portfolio. Under an Administrative Services Agreement with the Fund, Kinetics will be entitled to receive an annual administration fee equal to 0.05% of the Fund's average daily net assets and 0.10% of the Portfolio's average daily net assets of which Kinetics will be responsible for the payment of a portion of such fees to Firstar Mutual Fund Services, LLC ("Firstar") for certain sub-administrative services rendered to the Portfolios by Firstar.

Firstar, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, also serves as the Fund's accountant and transfer agent. As such, Firstar provides certain shareholder services and record management services as well as acts as the Portfolio's dividend disbursement agent.

Administrative services include, but are not limited to, providing office space, equipment, telephone facilities, various personnel, including clerical and supervisory, and computers, as is necessary or beneficial to:

|X| establish and maintain shareholders' accounts and records, |X| process purchase and redemption transactions, |X| process automatic investments of client account cash balances, |X| answer routine client inquiries regarding the Portfolio, |X| assist clients in changing dividend options, |X| account designations, and addresses, and |X| providing such other services as the Portfolio may reasonably request.

DISTRIBUTOR
--------------------------------------------------------------------------------

Kinetics Funds Distributor, Inc. ("KFDI") 1311 Mamaroneck Avenue, Suite 130, White Plains, New York 10605 is the distributor of the Fund's shares. KFDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

CUSTODIAN
--------------------------------------------------------------------------------

Firstar Bank, N.A. ("Firstar Bank") is custodian for the securities and cash of the Portfolio. Under a Custody Agreement, Firstar Bank holds the Portfolio's assets in safekeeping and keeps all necessary records and documents relating to its duties. Firstar Bank receives an annual fee equal to 0.010% of the Portfolio's average daily net assets with a minimum annual fee of $3,000.

Firstar Bank has also serves as custodian of the shares of beneficial interest of the Portfolio held by the Fund pursuant to a Sub-Custody Agreement under which Firstar Bank is responsible for the safekeeping of the Fund's shares of beneficial interest and all necessary records and documents relating to such shares.

VALUATION OF SHARES
--------------------------------------------------------------------------------

Shares of the Fund are sold on a continual basis at the NAV per share next computed following acceptance of an order by the Fund. The Fund's NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Portfolio's investment securities are valued each day at the last quoted sales price on the securities principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Board of Trustees. The Portfolio may use independent pricing services to assist in calculating the NAV of the Portfolio's shares.

The Portfolio's investment securities that are listed on a U.S. securities exchange or NASDAQ for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Options, futures, unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price.

Fixed-income securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed-income securities purchased with remaining maturities of 60 days or less are valued at amortized cost if it reflects fair value. In the event that amortized cost does not reflect market, market prices as determined above will be used. Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Portfolio.

PURCHASING SHARES
--------------------------------------------------------------------------------

Shares of the Fund are sold in a continuous offering and may be purchased on any business day though authorized investment dealers or directly from the Fund. Except for the Fund itself, only investment dealers that have an effective sales agreement with the Fund are authorized to sell shares of the Fund.

STOCK CERTIFICATES AND CONFIRMATIONS

The Fund does not intend to issue stock certificates representing shares purchased. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Fund to the shareholder's address of record.

SPECIAL INCENTIVE PROGRAMS

At various times the Fund may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition program conforming to criteria established by the Fund, or participate in sales programs sponsored by the Fund. In addition, the Adviser, in its discretion may from time to time, pursuant to objective criteria established by the Adviser, sponsor programs designed to reward selected dealers for certain services or activities that are primarily intended to result in the sale of shares of the Fund. These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.

INVESTING THROUGH AUTHORIZED BROKERS OR DEALERS

The Fund may authorize one or more brokers to accept purchase orders on a shareholder's behalf. Brokers are authorized to designate intermediaries to accept orders on the Fund's behalf. An order is deemed to be received when an authorized broker or agent accepts the order. Orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or agent.

If any authorized dealer receives an order of at least $1,000, the dealer may contact the Fund directly. Orders received by dealers by the close of trading on the NYSE on a business day that are transmitted to the Fund by 4:00 p.m. Eastern Time on that day will be effected at the NAV per share determined as of the close of trading on the NYSE on that day. Otherwise, the orders will be effected at the next determined NAV. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m. Eastern Time.

REDEMPTION OF SHARES
-------------------------------------------------------------------------------

To redeem shares, shareholders may send a written request in "good order" to:

                           Kinetics Mutual Funds, Inc.
                        c/o Firstar Mutual Fund Services
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                                 (800) 930-3828

A written request in "good order" to redeem shares must include:

|X|  the shareholder's name,
|X|  the name of the Fund;
|X|  the account number;
|X| the share or dollar amount to be redeemed; and |X| signatures by all shareholders on the account.


The proceeds will be wired to the bank account of record or sent to the address of record within seven days.

If shareholders request redemption proceeds be sent to an address other than that on record with the funds or proceeds made payable other than to the shareholder(s) of record, the written request must have signatures guaranteed by:

|X| a trust company or commercial bank whose deposits are insured by the BIF, which is administered by the FDIC;

|X| a member of the New York, Boston, American, Midwest, or Pacific Stock Exchange;
|X| a savings bank or savings association whose deposits are insured by the SAIF, which is administered by the FDIC; or
|X| any other "eligible guarantor institution" as defined in the Securities Exchange Act of 1934.

The Fund does not accept signatures guaranteed by a notary public.

The Fund and their transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and their transfer agent reserve the right to amend these standards at any time without notice.

BROKERAGE
--------------------------------------------------------------------------------

The Portfolio's assets are invested by the Adviser in a manner consistent with its investment objective, strategies, policies and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Portfolio.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions may involve the payment by the Adviser on behalf of the Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Adviser usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Adviser on behalf of the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Portfolio, the Adviser seeks to obtain the best price and execution, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. For securities traded in the over-the-counter markets, the Adviser deals directly with the dealers who make markets in these securities unless better prices and execution are available elsewhere. The Adviser negotiates commission rates with brokers based on the quality and quantity of services provided in light of generally prevailing rates, and while the Adviser generally seeks reasonably competitive commission rates, the Portfolio does not necessarily pay the lowest commissions available. The Board of Trustees periodically reviews the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both orally and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolio from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account.

The Trust, on behalf of the Portfolio, may also enter into arrangements, commonly referred to as "broker/service arrangements" with broker-dealers pursuant to which a broker-dealer agrees to pay the cost of certain products or services provided to the Portfolio in exchange for fund brokerage. Under a typical brokerage/service arrangement, a broker agrees to pay a portion the Portfolio's custodian, administrative or transfer agency fees, etc., and, in exchange, the Portfolio agrees to direct a minimum amount of brokerage to the broker. The Adviser, on behalf of the Trust, usually negotiates the terms of the contract with the service provider, which is paid directly by the broker.

The same security may be suitable for the Portfolio, another portfolio series of the Trust or other private accounts managed by the Adviser. If and when the Portfolio and two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Portfolio and the accounts. The simultaneous purchase or sale of the same securities by the Portfolio and other accounts may have a detrimental effect on the Portfolio, as this may affect the price paid or received by the Portfolio or the size of the position obtainable or able to be sold by the Portfolio.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

TAXES
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Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. To qualify as a "regulated investment company" or "RIC" under Sub-Chapter M, the Fund (which is treated separately from each other series of the Company for these purposes), must distribute to its shareholders for each taxable year at least 90% of the Fund's taxable income (consisting generally of net investment income and net short-term capital gain) and must meet several additional requirements. Among these requirements are the following:

(a) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the disposition of foreign currencies, interest and gains from securities transactions or other income;

(b) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities that were held for less than three months; and

(c) at the close of each quarter, (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer. The Fund (as an investor in the Portfolio) will be deemed to own a proportionate share of the Portfolio's assets and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC.

The Fund will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of the calendar year substantially all of its ordinary income for that year and capital gain net income for the one year period ending on October 31 of that year, plus certain other amounts.

Distribution of any net long-term capital gains realized by the Fund will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All net investment income distributed by the Fund, including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Company's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the NAV of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Fund is required by federal law to withhold 31% of reportable payments (that may include dividends, capital gains, distributions, and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PERFORMANCE INFORMATION
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TOTAL RETURN
Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                  P(1+T)n = ERV

where P equals a hypothetical initial payment of $1,000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Because the Fund is new, no performance history is provided in this SAI.

CUMULATIVE TOTAL RETURN
Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

YIELD
Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the NAV per share at the end of the period. Yield quotations are calculated according to the following formula:

         YIELD =  2[(A-B + 1)6 - 1]
                     ---
                     c-d

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

OTHER INFORMATION

The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount.

If permitted by applicable law, the Funds may advertise the performance of registered investment companies or private accounts that have investment objectives, policies and strategies substantially similar to those of the Funds.

COMPARISON OF FUND PERFORMANCE

The performance of the Fund may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., the Donoghue Organization, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron's, Business Week, Forbes, Fortune, Investor's Daily, IBC/Donoghue's Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

The Fund may from time to time use the following unmanaged indices for performance comparison purposes:

o S&P 500 - The S&P 500 is an index of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization names in the index. The list is maintained by Standard & Poor's Corporation. It is market capitalization weighted. There are always 500 issuers in the S&P 500. Changes are made by Standard & Poor's as needed.
o NASDAQ Composite - The NASDAQ Composite Index is a broad-based capitalization - weighted index of all NASDAQ stocks.

INDEPENDENT AUDITORS
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PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serves as the Fund's independent auditor, whose services include examination of the Fund's financial statements and the performance of other related audit and tax services.

FINANCIAL STATEMENTS
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Because the Fund is new, there are no Financial Statements available at this time.


APPENDIX
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STANDARD & POOR'S ("S&P") CORPORATE BOND RATING DEFINITIONS

AAA-Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC-Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CI-The rating "CI" is reversed for income bonds on which no interest is being paid.

D-Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

AAA-Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the near future.

BAA-Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA-Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.